EXHIBIT 8(a)(14)

AMENDMENT No. 48 TO PARTICIPATION AGREEMENT (TST)

AMENDMENT NO. 48 TO

PARTICIPATION AGREEMENT AMONG

TRANSAMERICA SERIES TRUST,

TRANSAMERICA LIFE INSURANCE COMPANY,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, AND

MONUMENTAL LIFE INSURANCE COMPANY

The Participation Agreement, dated July 1, 1992, as amended (“Agreement”) among Transamerica Series Trust (the “Fund”), Transamerica Life Insurance Company (“Transamerica”), Transamerica Financial Life Insurance Company (“TFLIC”), and Monumental Life Insurance Company (“Monumental”), (herein collectively, “the Companies”), is hereby amended as as follows:

1.	Schedule A of the Agreement is deleted in its entirety and replaced with the following Amended Schedule A:

AMENDED SCHEDULE A

Effective September 17, 2012

Account(s), Policy(ies) and Portfolio(s)

Subject to the Participation Agreement

Accounts:	Separate Account VA B

Separate Account VA BNY

Mutual Fund Account

Separate Account VA A

Separate Account VA C

Separate Account VA CC

Separate Account VA D

Separate Account VA EE

Retirement Builder Variable Annuity Account

TFLIC Separate Account C

Separate Account VUL-A

TFLIC Series Life Account

TFLIC Series Annuity Account

Separate Account VA E

Separate Account VA F

Separate Account VUL-1 of Transamerica Life Insurance Company

Separate Account VUL-2 of Transamerica Life Insurance Company

Separate Account VUL-3 of Transamerica Life Insurance Company

Separate Account VUL-4 of Transamerica Life Insurance Company

Separate Account VUL-5 of Transamerica Life Insurance Company

Separate Account VUL-6 of Transamerica Life Insurance Company

Separate Account VA-8

Separate Account VA J

TA PPVUL 1

Separate Account VA K

Separate Account VA-2LNY

Separate Account VA-2L

Separate Account VL A

AES Private Placement VA Separate Account

Separate Account VA L

Separate Account VA P

PFL Corporate Account One

Separate Account VA R

Separate Account VA S

Accounts (continued):	Separate Account VA Q

Separate Account VA HNY

Separate Account VA QNY

Separate Account VA W

Separate Account VA WNY

Separate Account VA YNY

TFLIC Separate Account VNY

Separate Account VA X

Separate Account VA Y

Separate Account VA-6

Separate Account VA-6NY

Separate Account VA-7

Separate Account VL

Transamerica Occidental Separate Account Two

Transamerica Corporate Separate Account Sixteen

Separate Account Fund B

Separate Account Fund C

Separate Account VA PP

Separate Account VA FF

Separate Account VA HH

Separate Account VA QQ

Variable Life Account A

Separate Account V A M

Separate Account V A N

Policies:	Transamerica LandmarkSM Variable Annuity

Transamerica LandmarkSM NY Variable Annuity

The Atlas Portfolio Builder Variable Annuity

Transamerica ExtraSM Variable Annuity

Transamerica Access Variable Annuity

Retirement Income Builder IISM Variable Annuity

Advisor’s EdgeSM Variable Annuity

Advisors’s Edge SelectSM Variable Annuity

Advisor’s EdgeSM NY Variable Annuity

Legacy Builder Plus

TFLIC Financial Freedom Builder

Transamerica Elite

Privilege Select Variable Annuity

Estate Enhancer Variable Life

TransMark Optimum Choice® Variable Annuity

TFLIC Freedom Elite Builder

TFLIC Freedom Premier Variable Annuity

Immediate Income Builder SM II

Premier Asset Builder Variable Annuity

TFLIC Freedom Wealth Protector

Advantage V

Retirement Income Builder SM Variable Annuity

Retirement Income Builder – BAI Variable Annuity

Dreyfus/Transamerica Triple Advantage® Variable Annuity (NY)

Dreyfus/Transamerica Triple Advantage® Variable Annuity

Advisor’s Edge Select Private Placement

Transamerica Preferred Advantage Variable Annuity

Portfolio Select Variable AnnuitySM

Flexible Premium Variable Annuity - A

Flexible Premium Variable Annuity - B

Policies (continued):

Flexible Premium Variable Annuity – C

Flexible Premium Variable Annuity – D

Flexible Premium Variable Annuity - E

Flexible Premium Variable Annuity – G

TFLIC Freedom Elite Builder II

Flexible Premium Variable Annuity – H

Flexible Premium Variable Annuity – I

Flexible Premium Variable Annuity –J

Flexible Premium Variable Annuity - N

Flexible Premium Variable Annuity - O

Flexible Premium Variable Annuity – P

Flexible Premium Variable Annuity – R

Flexible Premium Variable Annuity - S

Flexible Premium Variable Annuity - T

Transamerica FreedomSM Variable Annuity

TransAccumulator® VUL

TransAccumulator® VUL II

TransUltra® VUL

Transamerica Classic® Variable Annuity (NY)

Transamerica Classic® Variable Annuity

Transamerica Catalyst® Variable Annuity

Transamerica Bounty® Variable Annuity

Inheritance Builder Plus

TransEquity®

TransEquity® II

Advantage VI

Advantage SE

Advantage X

TransSurvivorSM VUL

Transamerica Lineage®

Transamerica Tribute®

Fund B

Fund C

The One® Income AnnuitySM

MEMBERS® LandmarkSM Variable Annuity

MEMBERS® FreedomSM Variable Annuity

MEMBERS® ExtraSM Variable Annuity

MEMBERS® LibertySM Variable Annuity

Transamerica SecurePathSM for Life Product

Variable Protector

Flexible Premium Variable Annuity - U

Flexible Premium Variable Annuity - V

Portfolios:	Transamerica Series Trust – each Portfolio has an Initial Class and a Service Class of Shares except as noted.

Transamerica AEGON Active Asset Allocation – Conservative VP

Transamerica AEGON Active Asset Allocation – Moderate Growth VP

Transamerica AEGON Active Asset Allocation – Moderate VP

Transamerica AEGON High Yield Bond VP

Portfolios (continued):

Transamerica AEGON Money Market VP

Transamerica AEGON U.S. Government Securities VP

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica Asset Allocation - Conservative VP

Transamerica Asset Allocation - Growth VP

Transamerica Asset Allocation - Moderate VP

Transamerica Asset Allocation - Moderate Growth VP

Transamerica BlackRock Global Allocation VP

Transamerica BlackRock Large Cap Value VP

Transamerica BlackRock Tactical Allocation VP

Transamerica Clarion Global Real Estate Securities VP

Transamerica Efficient Markets VP

Transamerica Hanlon Income VP

Transamerica Index 35 VP

Transamerica Index 50 VP

Transamerica Index 75 VP

Transamerica Index 100 VP

Transamerica International Moderate Growth VP

Transamerica Janus Balanced VP

Transamerica Jennison Growth VP

Transamerica JPMorgan Core Bond VP

Transamerica JPMorgan Enhanced Index VP

Transamerica JPMorgan Mid Cap Value VP

Transamerica JPMorgan Tactical Allocation VP

Transamerica Legg Mason Dynamic Allocation – Balanced VP (Currently not offering Initial Class Shares)

Transamerica Legg Mason Dynamic Allocation – Growth VP (Currently not offering Initial Class Shares)

Transamerica Madison Balanced Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Conservative Allocation VP (Currently not offering Initial Class Shares)

Transamerica Madison Diversified Income VP (Currently not offering Initial Class Shares)

Transamerica Market Participation Strategy VP (Currently not offering Initial Class Shares)

Transamerica MFS International Equity VP

Transamerica Morgan Stanley Active International Allocation VP

Transamerica Morgan Stanley Capital Growth VP

Transamerica Morgan Stanley Mid-Cap Growth VP

Transamerica Multi-Managed Balanced VP

Transamerica Multi-Managed Large Cap Core VP

Transamerica PIMCO Real Return TIPS VP

Transamerica PIMCO Tactical - Balanced VP (Currently not offering Initial Class Shares)

Transamerica PIMCO Tactical - Conservative VP (Currently not offering Initial Class Shares)

Transamerica PIMCO Tactical - Growth VP (Currently not offering Initial Class Shares)

Transamerica PIMCO Total Return VP

Transamerica ProFund UltraBear VP (Currently not offering Initial Class Shares)

Transamerica Systematic Small/Mid Cap Value VP

Transamerica T. Rowe Price Small Cap VP

Transamerica Third Avenue Value VP

Transamerica WMC Diversified Growth VP

Transamerica WMC Diversified Growth II VP (Currently not offering Service Class Shares)

3.	All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

TRANSAMERICA SERIES TRUST		TRANSAMERICA LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Christopher A. Staples	By:	/s/ Steven R. Shepard
Christopher A. Staples		Steven R. Shepard
Title: Vice President		Title: Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY		MONUMENTAL LIFE INSURANCE COMPANY

By its authorized officer,		By its authorized officer,

By:	/s/ Steven R. Shepard	By:	/s/ Steven R. Shepard
Steven R. Shepard		Steven R. Shepard
Title: Vice President		Title: Vice President